INTERACTIVE BROKERS GROUP ANNOUNCES 2010 RESULTS

— — —

REPORTS INCOME BEFORE TAXES OF $341 MILLION ON $922 MILLION IN NET REVENUES, GAAP LOSS PER SHARE OF $(0.22) AND, ON A NON-GAAP BASIS, INCOME BEFORE TAXES OF $499 MILLION ON $1,070 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $0.73

GREENWICH, CONN, January 20, 2011 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported a diluted loss per share of $(0.22) for the year ended December 31, 2010, compared to diluted earnings per share of $0.87 in 2009.  Reported results include the effects of a special dividend to shareholders paid in December 2010.  Reported results also reflect the GAAP convention that shifted currency hedging results from reportable earnings to Other Comprehensive Income, which is reported in the Statement of Financial Condition. The Company considers these items to be non-operating in nature. Excluding the effects of the dividend and the currency reporting convention together, the Company estimates, on a non-GAAP basis, diluted earnings per share of $0.73 for 2010 ($1.04 for 2009).

Net revenues were $922 million and income before income taxes was $341 million for the year, compared to net revenues of $1,100 million and income before income taxes of $545 million in 2009. Adjusted for the dividend and currency reporting convention described above, on a non-GAAP basis, 2010 net revenues were $1,070 million ($1,205 million in 2009) and 2010 income before income taxes was $499 million ($649 million in 2009).

Business Highlights

•	37% pre-tax profit margin for 2010 (47% on a non-GAAP basis).
•	50% Electronic Brokerage pre-tax margin for 2010.
•	Customer equity increased 45% from 2009 to $22.1 billion and customer accounts increased 18%.
•	Cleared DARTs increased 9% from 2009 to 343,000.
•	Market Making pre-tax income decreased 73% from 2009 (decreased 45% on a non-GAAP basis).
•	24% Market Making pre-tax profit margin for 2010 (45% on a non-GAAP basis).

"2010 was the year in which our rapidly growing, global brokerage business surpassed our market making business," said Thomas Peterffy, our CEO.  “We look forward to continuing this momentum into the coming year."

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 19% in 2010.  Customer accounts grew 18% from the prior year and customer equity increased 45% during 2010.  Commissions and execution fees increased by 10% and net interest income grew by 78% from prior year.  Pre-tax profit margin was 50% for 2010.  Total DARTs(1) for cleared and execution-only customers increased 9% to 379,000 in 2010, compared to 347,000 during 2009.  Cleared DARTs were 343,000 in 2010, 9% higher than in 2009.

Market Making
Market Making segment income before income taxes decreased 73% (decreased 45% on a non-GAAP basis) in 2010 and pre-tax profit margin narrowed to 24% (45% on a non-GAAP basis) in 2010 from 53% (60% on a non-GAAP basis) in 2009.  Low market volatility, compressed bid/offer spreads in options and heightened competition from high-frequency traders reduced trading opportunities for our automated market making system.  Our currency hedging program performed well in a volatile foreign exchange rate environment.  The net change in the U.S. dollar value of the global basket of currencies in which we hold our equity was less than $15 million on $4.9 billion average equity for the year.  As described above, GAAP reporting convention shifted currency gains from reported earnings to Other Comprehensive Income, which is reported as a direct increase to shareholders’ equity in our balance sheet.  Market Making options contract volume increased by 1% and futures volume increased by 2% in 2010.

Effects of Non-GAAP Measures

Non-GAAP measures are used to isolate items that the Company’s management views as non-operating in nature, which is intended to give a clearer presentation of operating results. Given their material impact on our reported financial results, the following two non-GAAP measures are presented for 2010:

In December 2010, the Company effected a series of dividend payments, including a dividend of $1.79 per share, which was paid to holders of the Company’s common stock. On a consolidated reporting basis, the dividends had no effect on the Company’s reported income.  However, the U.S. federal income tax liability triggered by one of the dividends is reported as income tax expense in the Statement of Income. This income tax liability was funded by reserving a portion of the dividend received by Interactive Brokers Group, Inc. from IBG LLC, the holding company for the Group’s operating companies.  The remaining amount was paid to the Company’s public shareholders. The purpose of this non-GAAP measure is to separate the effects of the special dividend from the Company’s regular operating results.

In connection with our currency hedging strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity. Pursuant to GAAP convention, a portion of our currency translation gains and losses is reported as Other Comprehensive Income in the Statement of Financial Condition. This income is, in effect, shifted from the reported earnings to the Statement of Financial Condition. The purpose of this non-GAAP measure is to report all currency translation gains and losses as if they were included in the Statement of Income. This analysis contains certain assumptions about tax rates and should, therefore, be considered an estimate.

Management believes that it is appropriate to adjust these non-operating items in the Statement of Income in order to achieve a proper representation of the Company’s financial performance. Please see the tables on pages 9-11 for the reconciliation of our GAAP to Non-GAAP results.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 20, 2011, at 4:30 p.m. ET to discuss its 2010 results. Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 80 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2006	66,043		51,238		12,828		130,109		518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905

4Q2009	19,671		31,664		4,590		55,925		888
4Q2010	17,402	-12%	33,391	5%	4,450	-3%	55,243	-1%	870

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	563,623		62,419		34,493,410
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%

4Q2009	156,058		19,687		19,521,440
4Q2010	164,692	6%	23,021	17%	23,107,351	18%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	371,929		14,818		21,180,377
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%

4Q2009 **	97,520		3,446		5,378,987
4Q2010 **	102,162	5%	3,663	6%	4,270,319	-21%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	191,694		47,601		13,313,033
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%

4Q2009	58,538		16,241		14,142,453
4Q2010	62,530	7%	19,358	19%	18,837,032	33%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	32,384		45,351		12,492,870
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%

4Q2009	23,679		15,977		13,335,438
4Q2010	27,323	15%	18,968	19%	18,088,111	36%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	4Q2010	4Q2009	% Change
Total Accounts	158	134	18%
Customer Equity (in billions) *	$22.1	$15.2	45%

Cleared DARTs	337	309	9%
Total Customer DARTs	373	346	8%

(in $'s, except DART per account)
Commission per DART	$4.35	$4.36	0%
DART per Avg. Account (Annualized)	550	597	-8%
Net Revenue per Avg. Account (Annualized)	$3,569	$3,529	1%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2010	2009	2010	2009
		(in millions)

Market Making	Net revenues	$44.0	$75.2	$379.2	$626.4
	Non-interest expenses	67.8	78.7	289.7	295.6

	Income before income taxes	$(23.8)	$(3.5)	$89.5	$330.8

	Pre-tax profit margin	-54%	-5%	24%	53%

Electronic Brokerage	Net revenues	$146.2	$125.1	$547.3	$474.4
	Non-interest expenses	71.5	63.5	272.5	243.2

	Income before income taxes	$74.7	$61.6	$274.8	$231.2

	Pre-tax profit margin	51%	49%	50%	49%

Corporate*	Net revenues	$(3.9)	$0.1	$(4.4)	$(0.5)
	Non-interest expenses	5.1	6.0	19.1	17.0

	Income before income taxes	$(9.0)	$(5.9)	$(23.5)	$(17.5)

Total	Net revenues	$186.3	$200.4	$922.1	$1,100.3
	Non-interest expenses	144.4	148.2	581.3	555.8

	Income before income taxes	$41.9	$52.2	$340.8	$544.5

	Pre-tax profit margin	22%	26%	37%	49%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2010	2009	2010	2009
	(in millions, except share and per share data)

Revenues:
Trading gains	$41.7	$75.1	$368.6	$633.9
Commissions and execution fees	97.4	89.5	386.8	353.0
Interest income	52.5	31.9	172.5	121.6
Other income	12.0	19.3	60.4	61.3

Total revenues	203.6	215.8	988.3	1,169.8

Interest expense	17.3	15.4	66.2	69.5

Total net revenues	186.3	200.4	922.1	1,100.3

Non-interest expenses:
Execution and clearing	65.5	71.8	272.6	273.2
Employee compensation and benefits	50.6	47.5	200.2	175.8
Occupancy, depreciation and amortization	9.8	10.9	37.3	40.4
Communications	5.9	6.2	23.5	22.8
General and administrative	12.6	11.8	47.7	43.6

Total non-interest expenses	144.4	148.2	581.3	555.8

Income before income taxes	41.9	52.2	340.8	544.5

Income tax expense	34.7	4.3	60.4	54.4

Net income	7.2	47.9	280.4	490.1

Net income attributable to non-controlling interests	35.3	45.6	289.7	453.9

Net income available for common shareholders	$(28.1)	$2.3	$(9.3)	$36.2

Earnings per share
Basic	$(0.67)	$0.06	$(0.22)	$0.88
Diluted	$(0.66)	$0.06	$(0.22)	$0.87

Weighted average common shares outstanding
Basic	42,226,873	41,214,762	41,870,926	40,973,290
Diluted	42,787,723	41,973,635	42,498,705	41,799,489

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	December 31,
	2010	2009
	(in millions)
Assets
Cash and cash equivalents	$1,358.4	$806.6
Cash and securities - segregated for regulatory purposes	7,881.2	6,728.9
Securities purchased under agreements to resell	336.3	413.0
Securities borrowed	3,292.3	5,063.0
Trading assets, at fair value	7,422.4	9,344.0
Receivables from customers, net of allowance	6,973.0	3,239.6
Receivables from brokers, dealers and clearing organizations	735.6	493.1
Other assets	499.6	517.4

Total assets	$28,498.8	$26,605.6

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$6,125.2	$8,763.2
Securities loaned	1,659.6	1,133.7
Short-term borrowings	187.4	320.8
Other payables:
Customers	15,060.5	10,587.7
Brokers, dealers and clearing organizations	248.7	164.5
Other payables	702.3	552.8
	16,011.5	11,305.0

Senior notes payable and senior secured credit facility	294.6	205.8

Equity
Stockholders' equity	523.9	574.9
Non-controlling interests	3,696.6	4,302.2
Total equity	4,220.5	4,877.1

Total liabilities and equity	$28,498.8	$26,605.6

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION
(UNAUDITED)
		4Q2010			2010 Full Year

		(In thousands, except shares or per share amounts)
		As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

Net Revenues:
As reported		$ 186,263			$ 922,108
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 62,362			$ 148,338
		$ 186,263	$ 62,362	$ 248,625	$ 922,108	$ 148,338	$ 1,070,446

Income Before Income Taxes:
As reported		$ 41,910			$ 340,820
Non-GAAP Adjustments for non-operating activities -
Payments in lieu of dividends on unvested shares of the Company's Class A Common Stock	(b)		$ 9,456			$ 9,456
Other Comprehensive Income	(a)		62,362			148,338
		$ 41,910	$ 71,818	$ 113,728	$ 340,820	$ 157,794	$ 498,614

Pre-tax profit margin:		23%		46%	37%		47%

Income Tax Expense:
As reported		$ 34,678			$ 60,413
Non-GAAP Adjustments for non-operating activities -
Income taxes on payments in lieu of dividends	(b)		$ 678			$ 678
The Company's share of taxes payable arising from the payment of dividends by THE AG to IBG LLC	(c)		(46,112)			(46,112)
U.S. foreign tax credits for Swiss taxes paid	(d)		16,608			16,608
Other Comprehensive Income	(a)		11,547			27,443
		$ 34,678	$ (17,279)	$ 17,399	$ 60,413	$ (1,383)	$ 59,030

Net Income (loss) attributable to common stockholders:
As reported		$ (28,083)			$ (9,316)
Non-GAAP Adjustments for non-operating activities -
Payments in lieu of dividends on unvested shares of the Company's Class A Common Stock	(b)		$ 1,010			$ 1,010
Income taxes on payments in lieu of dividends	(b)		(368)			(368)
The Company's share of taxes payable arising from the payment of dividends by THE AG to IBG LLC	(c)		46,112			46,112
U.S. foreign tax credits for Swiss taxes paid	(d)		(16,608)			(16,608)
Other Comprehensive Income	(a)		4,363			10,295
		$ (28,083)	$ 34,509	$ 6,426	$ (9,316)	$ 40,441	$ 31,125

Earnings per Share:
Basic		$ (0.67)	$ 0.82	$ 0.15	$ (0.22)	$ 0.96	$ 0.74
Diluted		$ (0.66)	$ 0.81	$ 0.15	$ (0.22)	$ 0.95	$ 0.73

Weighted Average Shares:
Basic		42,226,873		42,226,873	41,870,926		41,870,926
Diluted		42,787,723		42,787,723	42,498,705		42,498,705

(a)  Reporting the effect of currency rate changes on the Company's financial statements directly through equity as a component of Other Comprehensive Income is a U.S. GAAP reporting convention.  Management measures the Company's performance by including such currency effects in trading gains, a component of net revenues, and in income, net of the effective tax rates paid by foreign subsidiaries and net of U.S. Corporate Taxes on the Company's share of such income. The combined effective tax rate for foreign subsidiaries was 16.5% and the Company's effective U.S. Corporate Tax Rate was 36.8%.

(b)  Holders of unvested Class A shares of the Company's common stock were paid $1.79 per share in lieu of the cash dividend paid on outstanding shares on December 23, 2010.  The Company's share of these payments was $1.0 million, on which it realized a tax benefit $0.4 million.

(c)  On December 21, 2010, Timber Hill Europe (AG) ("THE AG") paid its sole shareholder, IBG LLC, a dividend of $990.3 million.  THE AG's pretax earnings had not previously been subject to taxation in the United States.  U.S. federal income taxes on the Company's share of this dividend were $40.8 million.  In addition, the Company incurred $5.3 million in non-refundable taxes withheld by the Swiss government.

(d) The provision for income taxes is reported net of available foreign tax credits of $16.6 million.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION
(UNAUDITED)
		4Q2009			2009 Full Year

(In thousands, except shares or per share amounts)
		As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

Net Revenues:
As reported		$ 200,409			$ 1,100,340
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 6,899			$ 104,767
		$ 200,409	$ 6,899	$ 207,308	$ 1,100,340	$ 104,767	$ 1,205,107

Income Before Income Taxes:
As reported		$ 52,171			$ 544,493
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 6,899			$ 104,767
		$ 52,171	$ 6,899	$ 59,070	$ 544,493	$ 104,767	$ 649,260

Pre-tax profit margin:		26%		28%	49%		54%

Income Tax Expense:
As reported		$ 4,188			$ 54,379
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 1,789			$ 27,169
		$ 4,188	$ 1,789	$ 5,977	$ 54,379	$ 27,169	$ 81,548

Net Income (loss) attributable to common stockholders:
As reported		$ 2,352			$ 36,202
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 472			$ 7,138
		$ 2,352	$ 472	$ 2,824	$ 36,202	$ 7,138	$ 43,340

Earnings per Share:
Basic		$ 0.06	$ 0.01	$ 0.07	$ 0.88	$ 0.18	$ 1.06
Diluted		$ 0.06	$ 0.01	$ 0.07	$ 0.87	$ 0.17	$ 1.04

Weighted Average Shares:
Basic		41,214,762		41,214,762	40,973,290		40,973,290
Diluted		41,973,635		41,973,635	41,799,489		41,799,489

(a)  Reporting the effect of currency rate changes on the Company's financial statements directly through equity as a component of Other Comprehensive Income is a U.S. GAAP reporting convention.  Management measures the Company's performance by including such currency effects in trading gains, a component of net revenues, and in income, net of the effective tax rates paid by foreign subsidiaries and net of U.S. Corporate Taxes on the Company's share of such income. The combined effective tax rate for foreign subsidiaries was 24.9% in 2009 and the Company's effective U.S. Corporate Tax Rate was 36.8%.

INTERACTIVE BROKERS GROUP, INC., MARKET MAKING SEGMENT
GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION
(UNAUDITED)
(In thousands, except for per share amounts)
		As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

		4Q2010			2010 Full Year

Net Revenues:
As reported		$ 44,028			$ 379,181
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 62,362			$ 148,338
		$ 44,028	$ 62,362	$ 106,390	$ 379,181	$ 148,338	$ 527,519

Income Before Income Taxes:
As reported		$ (23,806)			$ 89,530
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 62,362			$ 148,338
		$ (23,806)	$ 62,362	$ 38,556	$ 89,530	$ 148,338	$ 237,868

Pre-tax profit margin:		-54%		36%	24%		45%

		4Q2009			2009 Full Year

Net Revenues:
As reported		$ 75,278			$ 626,395
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 6,899			$ 104,767
		$ 75,278	$ 6,899	$ 82,177	$ 626,395	$ 104,767	$ 731,162

Income Before Income Taxes:
As reported		$ (3,536)			$ 330,795
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income	(a)		$ 6,899			$ 104,767
		$ (3,536)	$ 6,899	$ 3,363	$ 330,795	$ 104,767	$ 435,562

Pre-tax profit margin:		-5%		4%	53%		60%

(a) Reporting the effect of currency rate changes on the Company's financial statements directly through equity as a component of Other Comprehensive Income is a U.S. GAAP reporting convention. Management measures the Market Making segment's performance by including such currency effects in trading gains, a component of net revenues, and in income before taxes.

11